                                                              EXHIBIT 99.906CERT

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Louis G. Navellier, President and Trustee of The Navellier Millennium Funds, certify that (i) the Form N-CSR for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Millennium Funds.

Date:    8/29/03
     ----------------------


/s/ LOUIS G. NAVELLIER
------------------------------------
Louis G. Navellier
President and Trustee
The Navellier Millennium Funds

                                                              EXHIBIT 99.906CERT

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Arjen Kuyper, Treasurer of The Navellier Millennium Funds, certify that (i) the Form N-CSR for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Millennium Funds.

Date:    8/29/03
     ----------------------


/s/ ARJEN KUYPER
---------------------------
Arjen Kuyper
Treasurer
The Navellier Millennium Funds